Exhibit 10.1
FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 26th day of June, 2008, by and among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively referred to herein as the “Lenders”), the Guarantors listed on Schedule 1 attached hereto (each a “Guarantor” and collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), Swingline Lender and a Letter of Credit Issuer.
R E C I T A L S:
The Borrower, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of December 16, 2005 (the “Original Credit Agreement”) and the Borrower, the Administrative Agent and certain of the Lenders have entered into that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2006 (the “First Amendment”), that certain Second Amendment to Revolving Credit Agreement dated as of March 14, 2007 (the “Second Amendment”), that certain Third Amendment to Revolving Credit Agreement dated as of July 6, 2007 (the “Third Amendment”), and that certain Fourth Amendment to Revolving Credit Agreement dated as of January 4, 2008 (the “Fourth Amendment”; the Original Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, is hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement in certain respects.
NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:
SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments.
(a) The first table in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

			Eurodollar
		Senior	Rate or			Unused
Pricing	Leverage	Unsecured	LIBOR	Base	Letters of	Commitment
Level	Ratio	Debt Rating	Rate	Rate	Credit	Fee
1	Less than or equal	BBB/Baa2	1.05%	0.00%	0.925%	0.15%
	to 0.30 to 1
2	Greater than 0.30	BBB-/Baa3	1.25%	0.00%	1.125%	0.15%
	to 1 but less than
	or equal to 0.40 to 1
3	Greater than 0.40	BB+/Ba1	1.45%	0.00%	1.325%	0.20%
	to 1 but less than
	or equal to 0.50 to 1
4	Greater than 0.50	BB/Ba2	1.70%	0.00%	1.575%	0.20%
	to 1 but less than
	.55 to 1
5	Equal to or greater	BB-/Ba3	2.00%	0.00%	1.875%	0.25%
	than 0.55 to 1
(b) The definition of “Net Funded Notes Payable” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Net Funded Notes Payable” means, for Borrower and its Restricted Subsidiaries as of any date, (a) the aggregate amount of all Indebtedness (including the pro rata portion of Indebtedness of a joint venture in which Borrower or a Restricted Subsidiary holds an equity interest, based on Borrower’s or such Restricted Subsidiary’s equity interest in such joint venture) minus (b) unrestricted cash and cash equivalents, net of outstanding cash borrowings under this Agreement, in excess of $50,000,000 based upon the average of the month-end balances of unrestricted cash, cash equivalents and outstanding cash borrowings under the Credit Agreement for the fiscal quarter most recently ended.

(c) The definition of “Tangible Net Worth” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Tangible Net Worth” means, with respect to Borrower and its Restricted Subsidiaries, the sum of (i) the net worth of Borrower and its Restricted Subsidiaries, as defined under GAAP, plus (ii) to the extent not otherwise included in clause (i), amounts reflected on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries attributable to capital stock that does not constitute Indebtedness, less (iii) all “intangible assets”, but excluding any non-cash gain or loss resulting from any mark-to-market adjustments made directly to the net worth of Borrower and its Restricted Subsidiaries on a consolidated basis as a result of fluctuations in the value of financial instruments owned by Borrower or any such Restricted Subsidiaries as mandated under SFAS 133.
(d) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:
“Deferred Tax Valuation Allowance” means any valuation allowance applied to deferred tax assets as determined in accordance with GAAP and included in the financial statements of the Borrower.
“Net Book Value of Land and Lots” means the net book value determined in accordance with GAAP of Developed Lots, Lots Under Development, and Land Parcels as of the date of determination.
(e) The definition of “Total Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Total Revolving Credit Commitment” means, as of any date of determination, the sum of all Revolving Credit Commitments for all Lenders then in effect, which sum shall not exceed $1,650,000,000 unless the Total Revolving Credit Commitment is increased pursuant to Section 2.10(b).
(f) Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Financial and Inventory Covenants. Until the Obligations are repaid in full and the expiration or termination of all Letters of Credit and the Total Revolving Credit Commitment, Borrower shall adhere to the following financial covenants, all on a consolidated basis with the Restricted Subsidiaries and determined as of the last day of each fiscal quarter of Borrower:
(a) Borrower shall maintain at all times a Leverage Ratio of not more than 0.55 to 1;
(b) If the Borrower shall fail to maintain for any two consecutive fiscal quarters ending on and after December 31, 2007 an Interest Coverage Ratio equal to or greater than 1.50 to 1.00 for the period of four consecutive fiscal quarters then ended, then as of the end of such second consecutive fiscal quarter and as of the end of all fiscal quarters thereafter until the Interest Coverage Ratio is greater than or equal to 1.50 to 1.00, the Borrower shall either maintain (i) a ratio of (A) Adjusted Cash Flow from Operations to (B) Interest Incurred of greater than or equal to 1.50 to 1.00 or (ii) a sum of (y) Loan Funding Availability plus (z) unrestricted cash and cash equivalents, to the extent such unrestricted cash and cash equivalents are not included in calculating Loan Funding Availability, equal to or greater than $500,000,000.

(c) Borrower shall maintain at all times Tangible Net Worth of not less than the sum of (i) $2,000,000,000, plus (ii) fifty percent (50%) of annual net profits (with no deduction for any annual net loss and excluding the effect on annual net profits of any reversal in any Deferred Tax Valuation Allowance) for each fiscal year ending after September 30, 2007, plus (iii) fifty percent (50%) of the aggregate increase in shareholders’ equity of Borrower after September 30, 2007 exceeding $500,000,000, by reason of the issuance of capital stock of Borrower (including upon conversion of Indebtedness into such capital stock but excluding (x) stock issued in connection with an employee stock ownership plan, an employee stock option plan, or an employee stock purchase plan, and (y) any portion of such increase in shareholders’ equity attributable to goodwill recognized in connection with an Acquisition), plus (iv) 100% of the effect on annual net profits for each fiscal year ending after September 30, 2007 of any reversal in any Deferred Tax Valuation Allowance as of the date of determination;
(d) The total number of Speculative Lots owned by Borrower and its Restricted Subsidiaries at any given time shall not exceed forty percent (40%) of all Closed Sales during the immediately preceding twelve (12) calendar months. Models shall not be considered “Speculative Lots” for purposes of this Section 6.8(d); and
(e) The Net Book Value of Land and Lots shall not exceed at any time (i) one hundred fifty percent (150%) of the Adjusted Tangible Net Worth when the Net Book Value of Land and Lots exceeds $4,740,000,000; and (ii) two hundred percent (200%) of the Adjusted Tangible Net Worth when the Net Book Value of Land and Lots is equal to or less than $4,740,000,000;
provided, however, that the limitations set forth in the preceding subsections (d) and (e) shall not be operative during any period in which Borrower maintains an Investment Grade Rating by at least two (2) of Moody’s, S&P, and Fitch.
(g) Exhibit D to the Credit Agreement is hereby amended and restated in its entirety to read as Exhibit D attached hereto.

(h) The Borrower’s notice address in Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

BORROWER:	ADDRESS

D.R. Horton, Inc.	301 Commerce Street
Suite 500
Fort Worth, Texas 76102
Attn: Bill W. Wheat
Stacey H. Dwyer
Tel: 817-390-8200
Fax: 972-620-6813 (Mr. Wheat)
Fax: 817-390-1715 (Ms. Dwyer)
E-mail: bwheat@drhorton.com
sdwyer@drhorton.com

With a copy to:

301 Commerce Street
Suite 500
Fort Worth, Texas 76102
Attn: Ted I. Harbour, Esq.
Tel: 817-390-8200
Fax: 972-620-6863
E-mail: tharbour@drhorton.com
SECTION 3. Reduction of Aggregate Commitment. At the request of the Borrower, the amount of the Total Revolving Credit Commitment is hereby reduced to $1,650,000,000 and such reduction shall be allocated to each Lender’s Revolving Credit Commitment ratably in accordance with its Commitment Ratio. The Borrower represents, warrants and certifies that this reduction in the Total Revolving Credit Commitment is in accordance with Section 2.14 of the Credit Agreement.
SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to satisfaction of the following conditions, and upon satisfaction of the following conditions, this Amendment shall be effective as of the day and year first above written:
(a) receipt by the Administrative Agent from the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders (as defined in the Credit Agreement) of a duly executed counterpart of this Amendment;
(b) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement and Section 6 of this Amendment shall be true on and as of the date hereof;
(c) payment by the Borrower to the Administrative Agent of an amendment fee of .20% of each Lender’s Revolving Credit Commitment for each Lender approving this Amendment after giving effect to the reduction of the Total Revolving Credit Commitment in Section 3 of this Amendment and all other fees and expenses (including without limitation the fees and expenses of counsel to the Administrative Agent and fees related to the reduction of the Total Revolving Credit Commitment in accordance with Section 2.14 of the Credit Agreement and Section 3 of this Amendment) payable on the date of this Amendment to the applicable Lenders and the Administrative Agent;

(d) payment by the Borrower of all other fees and expenses (including without limitation the fees and expenses of counsel to the Administrative Agent) payable on the date of this Amendment in connection herewith; and
(e) receipt of such other documents that the Administrative Agent may reasonably require.
SECTION 5. No Other Amendment. Except for the amendments set forth herein, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended or waived, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.
SECTION 6. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof.
(b) The Borrower and each Guarantor each has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.
(c) The execution, delivery and performance by each of the Borrower and each Guarantor of this Amendment and each Loan Document to which such Person is a party that is being delivered in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organizational Documents or Authority Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Person is party or another order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, or (iii) violate any Applicable Law.
(d) This Amendment and each Loan Document being delivered in connection with this Amendment have each been duly executed and delivered by the Borrower and each Guarantor that is party hereto and thereto. This Amendment and each such Loan Document each constitutes the legal, valid and binding obligation of the Borrower and each Guarantor that is a party thereto, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.
SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA; PROVIDED THAT THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUERS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
SECTION 9. Consent by Guarantors. The Guarantors consent to this Amendment. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty to which it is a party, such Subsidiary Guaranty being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Subsidiary Guaranty to which it is a party is in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER: D.R. HORTON, INC., a Delaware corporation
By:	/s/ Bill W. Wheat
	Name:	Bill W. Wheat
	Title:	EVP, CFO
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTORS:
By:	/s/ Bill W. Wheat
Bill W. Wheat, in the capacities described and on behalf of the entities set forth in
Exhibit A
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

EXHIBIT A
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CH Investments of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CHI Construction Company, an Arizona corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CHTEX of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes of Texas, L.P., a Texas limited partnership, by CHTEX of Texas, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Residential, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D. R. Horton, Inc. — Fresno, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton — Emerald, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton — Texas, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Los Angeles Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Management Company, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton OCI, Inc., (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Birmingham, an Alabama corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Chicago, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Denver, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Greensboro, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Gulf Coast, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Jacksonville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Louisville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Minnesota, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — New Jersey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Portland, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Sacramento, a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Torrey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company, by Vertical Construction Corporation, a manager, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

DRH Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VIII, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XI, Inc. a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Southwest Construction, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Tucson Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRHI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
HPH Homebuilders 2000, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., a General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
KDB Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows I, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows II, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows IX, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows VIII, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows X, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Melmort Co., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Melody Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Schuler Homes of Arizona LLC, a Delaware limited liability company, by SRHI LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Oregon, Inc., an Oregon corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Mortgage, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Realty Hawaii, Inc., a Hawaii corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company, by Meadows IX, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SHA Construction LLC, a Delaware limited liability company, by SRHI, LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Colorado, Inc., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Nevada, Inc., a Nevada corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Utah, Inc., a Utah corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SRHI LLC, a Delaware limited liability company, by SHLR of Nevada, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SSHI LLC, a Delaware limited liability company, by SHLR of Washington, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Vertical Construction Corporation, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Funding, Inc., a California corporation, by Bill W. Wheat in his capacity as Executive Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing — Aviara, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Oso, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Scripps, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Seacove, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Windflower, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing Co., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing Management, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Culver City, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Mountaingate, L.P. a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Poinsettia, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
WPH-Camino Ruiz, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
ADDITIONAL GUARANTORS as of June 13, 2006
DRH Regrem XIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

DRH Regrem XXI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ R. Scott Holtzapple
	Name:	R. Scott Holtzapple
	Title:	Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender, Swingline Lender and a Letter of Credit Issuer
By:	/s/ R. Scott Holtzapple
	Name:	R. Scott Holtzapple
	Title:	Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By:	/s/ Timothy McNaught
	Name:	Timothy McNaught
	Title:	Managing Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Stephen B. Carlson
	Name:	Stephen B. Carlson
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

By:	/s/ Robert S. Smith
	Name:	Robert S. Smith
	Title:	Managing Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITICORP, N.A., as a Lender
By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services. US

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender
By:	/s/ Alain Kasfereit
	Name:	Alain Kasfereit
	Title:	Managing Director

By:	/s/ PJ de Filippis
	Name:	PJ de Filippis
	Title:	Managing Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender
By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WASHINGTON MUTUAL BANK, as a Lender
By:	/s/ Gary Handcox
	Name:	Gary Handcox
	Title:	Senior Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

REGIONS BANK (successor by merger to AmSouth Bank), as a Lender
By:	/s/ Daniel McClurkin
	Name:	Daniel McClurkin
	Title:	Assistant Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Ning Cai
	Name:	Ning Cai
	Title:	Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender
By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Manager
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender
By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

FANNIE MAE, as a Lender
By:	/s/ Lisa F. Carlson
	Name:	Lisa F. Carlson
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

LLOYDS TSB BANK PLC, as a Lender
By:	/s/ Jonathan Smith
	Name:	Jonathan Smith
	Title:	Assistant Vice President Risk Management & Business Support S025

By:	/s/ Nicholas J. Bruce
	Name:	Nicholas J. Bruce
	Title:	Vice President & Manager Risk Management & Business Support B081
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIXIS (fka NATEXIS BANQUES POPULAIRES), as a Lender
By:	/s/ Marie-Edith Dugeny
	Name:	Marie-Edith Dugeny
	Title:	Managing Director

By:	/s/ Zinda Bouazzoui
	Name:	Zinda Bouazzoui
	Title:	Associate Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTY BANK, as a Lender
By:	/s/ Ross Evans
	Name:	Ross Evans
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

EMIGRANT BANK, as a Lender
By:	/s/ David J. Feingold
	Name:	David J. Feingold
	Title:	Managing Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Luis Donoso
	Name:	Luis Donoso
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender
By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Authorised Signatory

By:	/s/ Emer Dalton
	Name:	Emer Dalton
	Title:	Authorised Signatory
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALIFORNIA BANK & TRUST, a California banking corporation, as a Lender
By:	/s/ Bruce Weyers
	Name:	Bruce Weyers
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITY NATIONAL BANK, a national banking association, as a Lender
By:	/s/ Xavier Barrera
	Name:	Xavier Barrera
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender
By:	/s/ Mike Mendenhall
	Name:	Mike Mendenhall
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Milissa A. Goeden
	Name:	Milissa A. Goeden
	Title:	Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHEVY CHASE BANK, F.S.B., as a Lender
By:	/s/ Constance G. Beck
	Name:	Constance G. Beck
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender
By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	SVP
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

AMERICAN SAVINGS BANK FSB, as a Lender
By:	/s/ Carl A. Morita
	Name:	Carl A. Morita
	Title:	Vice President

By:
Name:
Title:
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF HAWAII, as a Lender
By:	/s/ Brian H. Uemori
	Name:	Brian H. Uemori
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIRST HAWAIIAN BANK, as a Lender
By:	/s/ Jon T. Fukagawa
	Name:	Jon T. Fukagawa
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Morgan A. Lyons
	Name:	Morgan A. Lyons
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	VP & General Manager
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender
By:	/s/ Tsang - Pei Hsu
	Name:	Tsang - Pei Hsu
	Title:	VP & DGM
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIONAL CITY BANK, as a Lender
By:	/s/ Jerry W. Johnston
	Name:	Jerry W. Johnston
	Title:	Executive Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender
By:	/s/ Edward C.A. Forsberg, Jr.
	Name:	Edward C.A. Forsberg, Jr.
	Title:	Senior Vice President & Manager

By:	/s/ David A. Bennett
	Name:	David A. Bennett
	Title:	Vice President
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CAMULOS MASTER FUND LP, as a Lender
By:	/s/ Michael Iuliano
	Name:	Michael Iuliano
	Title:	Attorney-in-Fact
SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCHEDULE 1
GUARANTORS
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation
CH Investments of Texas, Inc., a Delaware corporation
CHI Construction Company, an Arizona corporation
CHTEX of Texas, Inc., a Delaware corporation
Continental Homes, Inc., a Delaware corporation
Continental Homes of Texas, L.P., a Texas limited partnership
Continental Residential, Inc., a California corporation
D.R. Horton — Emerald, Ltd., a Texas limited partnership
D.R. Horton, Inc. — Birmingham, an Alabama corporation
D.R. Horton, Inc. — Chicago, a Delaware corporation
D.R. Horton, Inc. — Denver, a Delaware corporation
D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation
D.R. Horton, Inc. — Fresno, a Delaware corporation
D.R. Horton, Inc. — Greensboro, a Delaware corporation
D.R. Horton, Inc. — Gulf Coast, a Delaware corporation
D.R. Horton, Inc. — Jacksonville, a Delaware corporation
D.R. Horton, Inc. — Louisville, a Delaware corporation
D.R. Horton, Inc. — Minnesota, a Delaware corporation
D.R. Horton, Inc. — New Jersey, a Delaware corporation
D.R. Horton, Inc. — Portland, a Delaware corporation
D.R. Horton, Inc. — Sacramento, a California corporation
D.R. Horton, Inc. — Torrey, a Delaware corporation
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation

D.R. Horton Los Angeles Holding Company, Inc., a California corporation
D.R. Horton Management Company, Ltd., a Texas limited partnership
D.R. Horton Materials, Inc., a Delaware corporation
D.R. Horton OCI, Inc. (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation
D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation
D.R. Horton — Texas, Ltd., a Texas limited partnership
DRH Cambridge Homes, Inc., a California corporation
DRH Cambridge Homes, LLC, a Delaware limited liability company
DRH Construction, Inc., a Delaware corporation
DRH Regrem VII, LP, a Texas limited partnership
DRH Regrem VIII, LLC, a Delaware limited liability company
DRH Southwest Construction, Inc., California corporation
DRH Tucson Construction, Inc., a Delaware corporation
DRHI, Inc., a Delaware corporation
KDB Homes, Inc., a Delaware corporation
Meadows I, Ltd., a Delaware corporation
Meadows II, Ltd., a Delaware corporation
Meadows VIII, Ltd., a Delaware corporation
Meadows IX, Inc., a New Jersey corporation
Meadows X, Inc., a New Jersey corporation
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company
HPH Homebuilders 2000, L.P., a California limited partnership
Melody Homes, Inc., a Delaware corporation
Melmort Co., a Colorado corporation
Schuler Homes of Arizona LLC, a Delaware limited liability company

Schuler Homes of California, Inc., a California corporation
Schuler Homes of Oregon, Inc., an Oregon corporation
Schuler Homes of Washington, Inc., a Washington corporation
Schuler Mortgage, Inc., a Delaware corporation
Schuler Realty Hawaii, Inc., a Hawaii corporation
SHA Construction LLC, a Delaware limited liability company
SHLR of California, Inc., a California corporation
SHLR of Colorado, Inc., a Colorado corporation
SHLR of Nevada, Inc., a Nevada corporation
SHLR of Utah, Inc., a Utah corporation
SHLR of Washington, Inc., a Washington corporation
SRHI LLC, a Delaware limited liability company
SSHI LLC, a Delaware limited liability company
Vertical Construction Corporation, a Delaware corporation
Western Pacific Funding, Inc., a California corporation
Western Pacific Housing Co., a California limited partnership
Western Pacific Housing Management, Inc., a California corporation
Western Pacific Housing, Inc., a Delaware corporation
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company
Western Pacific Housing — Aviara, L.P., a California limited partnership
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company
Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company

Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company
Western Pacific Housing-Culver City, L.P., a California limited partnership
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Mountaingate, L.P. a California limited partnership
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company
Western Pacific Housing — Oso, L.P., a California limited partnership
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company
Western Pacific Housing-Poinsettia, L.P., a California limited partnership
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company
Western Pacific Housing — Scripps, L.P., a California limited partnership
Western Pacific Housing — Seacove, L.P., a California limited partnership
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company
Western Pacific Housing — Windflower, L.P., a California limited partnership
WPH-Camino Ruiz, LLC, a Delaware limited liability company
DRH Regrem XI, Inc. a Delaware corporation
DRH Regrem XII, LP, a Texas limited partnership
ADDITIONAL GUARANTORS as of June 13, 2006
DRH Regrem XIII, Inc., a Delaware corporation
DRH Regrem XIV, Inc., a Delaware corporation
DRH Regrem XV, Inc., a Delaware corporation
DRH Regrem XVI, Inc., a Delaware corporation
DRH Regrem XVII, Inc., a Delaware corporation
DRH Regrem XVIII, Inc., a Delaware corporation
DRH Regrem XIX, Inc., a Delaware corporation
DRH Regrem XX, Inc., a Delaware corporation
DRH Regrem XXI, Inc., a Delaware corporation
DRH Regrem XXII, Inc., a Delaware corporation
DRH Regrem XXIII, Inc., a Delaware corporation
DRH Regrem XXIV, Inc., a Delaware corporation
DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation

EXHIBIT D
FORM OF QUARTERLY COMPLIANCE CERTIFICATE
FOR                      ENDED                                         ,
DATE:                                         ,

ADMINISTRATIVE AGENT:	Wachovia Bank, National Association, a national banking association

BORROWER:	D. R. Horton, Inc., a Delaware corporation
This certificate is delivered under the Revolving Credit Agreement dated as of December  _____, 2005 (as modified, amended, renewed, extended, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, the Letter of Credit Issuers defined therein, the Swingline Lender defined therein and the Lenders defined therein. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
I certify to Administrative Agent and Lenders that:
(a) I am an Authorized Signatory of Borrower and its Restricted Subsidiaries (for purposes hereof “Companies”) in the position(s) set forth under my signature below;
(b) the consolidated Current Financials of Borrower and its Subsidiaries delivered to Administrative Agent concurrently with the delivery hereof were prepared in accordance with GAAP; present fairly in all material respects the consolidated financial condition and results of operations of Borrower and its Subsidiaries; and serve as the basis for the status of compliance by Borrower with certain covenants in the Credit Agreement set forth on Annex I as of, and for the (three, six, or nine months, or fiscal year) ended on _____, _____, (the “Subject Period”); and
(c) the status of compliance by Borrower with Sections 6.8(a), (b), (c), (d) and (e) of the Credit Agreement at the end of the Subject Period is as set forth on Annex I to this certificate; provided that Sections 6.8(d) and (e) may be labeled “not applicable” so long as Borrower has, as of the date hereof, an Investment Grade Rating by at least two (2) of Moody’s, S&P and Fitch.

D. R. HORTON, INC., a Delaware corporation
By:
Name:
Title:
Exhibit D

ANNEX I TO QUARTERLY COMPLIANCE CERTIFICATE
Status of Compliance with
Sections 6.8(a), (b), (c), (d) and (e)
of the Credit Agreement
(Dollar Amounts in Millions)
[(Unless otherwise indicated, all calculations are made on a consolidated basis for
Borrower and its Restricted Subsidiaries at the date of determination with respect to the most recently-ended fiscal quarter)]

		Current
		Covenant
Section	Limitation/Covenant	Amount	Status, _______, 200___	Notes*
6.8(a)	Leverage Ratio – Net Funded Notes Payable divided by Total Capitalization (Net Funded Notes Payable plus net shareholders equity) of 0.55 to 1.0 or less	0.55	Indebtedness	$
			Less: Average of month end balances for the 3 applicable fiscal calendar months of cash & cash equiv, net of outstanding cash borrowings under the Credit Agreement, in excess of $50,000,000
			Net Funded Notes Payable
			Plus: Net shareholders equity
			Total Capitalization
			Leverage Ratio

6.8(b)	Ratio of EBITDA (generally income before interest expense, provision for income taxes, depreciation and amortization, extraordinary and other non-cash losses, etc.) for most recent 12 months to Interest Incurred for any two consecutive fiscal quarters of at least 1.50 to 1.00 or the Borrower shall either maintain (i) a ratio of (A) Adjusted Cash Flow from Operations to (B) Interest Incurred of greater than or equal to 1.50 to 1.00 or (ii) a sum of (y) Loan Funding Availability plus (z) unrestricted cash and cash equivalents, to the extent such unrestricted cash and cash equivalents are not included in calculating Loan Funding Availability, equal to or greater than $500,000,000.	1.50	EBITDA	$
			Interest incurred
			Coverage Ratio (times)

		1.50	Adjusted Cash Flow from Operations
		$500	Ratio of Adjusted Cash Flow from Operations to Interest Incurred

			Sum of Loan Funding Availability
			Plus Unrestricted cash and cash equivalents
Annex I to Exhibit D

		Current
		Covenant
Section	Limitation/Covenant	Amount	Status, _______, 200___	Notes*
6.8(c)	Minimum Tangible Net Worth of at least $2,000,000,000 plus (generally) 50% of annual net profits subsequent to September 30, 2007, (generally) 50% of additional future equity offerings in excess of $500,000,000, and 100% of Deferred Tax Valuation Allowance reversals for each fiscal year ended after September 30, 2007	$2,000	Total Net Worth Plus: capital stock not Indebtedness Less: Intangible Assets Less: Non-cash gain or loss from SFAS 133 Mark to Market Adjustments Tangible Net Worth	$

	_____ / _____ / _____ minimum (in millions)

6.8(d)[1]	Speculative Lots not to exceed 40% of trailing twelve months’ unit closings (excludes models)	40%	Speculative Lots Trailing twelve months’ closings Percentage

6.8(e)[1]	Net book value of Developed Lots, Lots Under Development and Land Parcels not to exceed or 150% (or 200% so long as net book value of such does not exceed $4.74 billion) of Adjusted Tangible Net Worth	150% (or 200%)	Net Book Value of Lots & Land 150% (or 200%) of Adjusted Tangible Net Worth	$
				$

	Applicable Margin (see grid below):		Pricing Level Pricing Premium, if applicable Applicable Margin (bps) – Cash borrowing Applicable Margin (bps) – Letters of Credit Unused Commitment Fee (bps)

*	See attached Calculation Worksheets, which are incorporated herein by reference.

1.	Not applicable when Borrower has an Investment Grade Rating by at least two (2) of Moody’s, S&P and Fitch.
Annex I to Exhibit D

Applicable Margin
The sum of (i) the percentage per annum set forth in the first table below, as applicable, plus (ii)
 in the case of a Loan or a Letter of Credit, the percentage per annum set forth under the column “Pricing Premium” in the second table below, as applicable:

			Eurodollar
		Senior	Rate or			Unused
Pricing	Leverage	Unsecured	LIBOR	Base	Letters of	Commitment
Level	Ratio	Debt Rating	Rate	Rate	Credit	Fee
1	Less than or equal	BBB/Baa2	1.05%	0.00%	0.925%	0.15%
	to 0.30 to1
2	Greater than 0.30	BBB-/Baa3	1.25%	0.00%	1.125%	0.15%
	to 1 but less than
	or equal to 0.40 to 1
3	Greater than 0.40	BB+/Ba1	1.45%	0.00%	1.325%	0.20%
	to 1 but less than
	or equal to 0.50 to 1
4	Greater than 0.50	BB/Ba2	1.70%	0.00%	1.575%	0.20%
	to 1 but less than
	.55 to 1
5	Equal to or greater	BB-/Ba3	2.00%	0.00%	1.875%	0.25%
	than 0.55 to 1
Annex I to Exhibit D

If Interest Coverage Ratio is:	AND if Leverage Ratio is:	Pricing Premium:

Greater than or equal to 2.0	Not applicable	0%
to 1.0

Greater than or equal to 1.5	Less than or equal to	.125%
to 1.0 but less than 2.0 to 1.0	0.50 to 1.0

Greater than or equal to 1.5	Greater than 0.50 to 1.0	.25%
to 1.0 but less than 2.0 to 1.0

Greater than or equal to 1.0	Less than or equal to	.25%
to 1.0 but less than 1.5 to 1.0	0.475 to 1.0

Greater than or equal to 1.0	Greater than 0.475 to 1.0	.45%
to 1.0 but less than 1.5 to 1.0

Less than 1.0 to 1.0	Less than or equal to	.375%
	0.45 to 1.0

Less than 1.0 to 1.0	Greater than 0.45 to 1.0	.65%
Annex I to Exhibit D

SUPPLEMENT TO ANNEX I
Calculation Worksheets
[TO BE ATTACHED BY BORROWER.]
Annex I to Exhibit D